Exhibit 99.1

Hyman Ave. & Hunter St. Aspen, Colorado CVS Dallas, Texas The Beach Restaurants Daytona Beach, Florida INVESTOR PRESENTATION Whole Foods Market Sarasota, Florida Lowe’s Katy, Texas NYSE American: CTO 3600 Peterson Santa Clara, CA

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the risks associated with development activities including potential tax ramifications, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES USED THROUGOUT THIS PRESENTATION ARE FOUND ON SLIDE 53

KEY TAKEAWAYS ABOUT CTO CONSOLIDATED TOMOKA Discount to NAV Organic Capital Source Portfolio Quality Trading at Meaningful Discount to NAV Land Sales Provide Organic Source of Capital Faster Income Growth (vs Net Lease Peers) Better Portfolio Balance/Diversification (vs Net Lease Peers) Focusing Portfolio Toward Net Lease Sector Better Credit Tenants (vs Net Lease Peers) Strong Free Cash Flow – Growing and Building NAV Buying Back Shares & Increasing Dividends Efficient Structure -14 Employees, 7 Directors 3 Land Sales Catalyst for Share Price Appreciation (A) Income Portfolio in Stronger Markets (vs Net Lease Peers) Potential for REIT Conversion – Efficient Tax Structure As of June 1, 2018 (unless otherwise noted) (1) As of March 31, 2018 Equity Market Cap $338.2mm Debt(E)(1) $203.1mm Total Enterprise Value(E) $541.3mm Leverage(E)(1) 37.5% Closing Price $60.45

Q1 2018 TRANSACTION HIGHLIGHTS

MONETIZING LAND (and SUBSURFACE INTERESTS)

LAND SALE	SALES PRICE:	**$13.9 million**
	ACRES:	34.9
	PRICE PER ACRE:	$400,000
	INITIAL GAIN:	**$11.9mm ($1.61/share)**

1st Buc-ee's in Florida Construction expected Summer 2018

CONVERT PROCEEDS TO INCOME (ACQUISITIONS)

SINGLE-TENANT ACQUISITION	PURCHASE PRICE:	**$28.0 million**
	LOCATION:	Aspen, CO
	SQ. FEET:	19,596
	CAP RATE:	4.50%(1)



New Modern Construction – Master leased to prominent real estate/energy family office

IMPROVE and ENHANCE INCOME PROPERTY PORTFOLIO

RECYCLE CAPITAL	SALES PRICE:	**$11.4 million**
	LOCATION:	Daytona Beach, FL
	SALES PRICE/SQ. FOOT:	$168
	GAIN:	**$3.7mm ($0.49/share)**



Monetized multi-tenant office in Daytona – redeployed into single-tenant Wells Fargo in Portland

DEVELOPED INCOME PROPERTIES

ORGANIC GROWTH	TOTAL INVESTMENT:	**$18.5 million**
	LOCATION:	Daytona Beach, FL
	PROPERTIES/SQ. FEET:	2 NET LEASE/12,044
	EST. YIELD:	**7% - 11% (unlevered)** (J)



Creating Organic Income Growth Through Opportunistic Investment & Benefiting our Land

(1) Increases in years 2 and 3

Continuing to Execute Our Strategy

CONSOLIDATED TOMOKA
4

’12 – ’17 CAGR 41% Total Revenues ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2013 – 2017 and Q1 2018 Operating Income Book Value Per Share Earnings Per Share (1) ($000’s) ’12 – ’17 CAGR 116% ’12 – ’17 CAGR 137% ’12 – ’17 CAGR 11% Consistent Growth in Key Metrics (1) Basic Earnings per Share 5 $26,070 $36,057 $42,998 $71,075 $91,412 $24,852 $- $20,000 $40,000 $60,000 $80,000 $100,000 2013 2014 2015 2016 2017 Q1 2018 $6,279 $12,593 $20,269 $37,320 $40,269 $16,987 $- $10,000 $20,000 $30,000 $40,000 $50,000 2013 2014 2015 2016 2017 Q1 2018 $20.53 $21.83 $22.81 $25.97 $32.98 $34.86 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2013 2014 2015 2016 2017 Q1 2018 $0.00 $2.00 $4.00 $6.00 $8.00 2013 2014 2015 2016 2017 Q1 2018 $0.64 $1.11 $1.44 $2.86 $7.53 $1.97

CASH FLOW GROWTH[1]

For the Fiscal Years-Ended ($000's)

	2015	2016	2017	2018 [K]
Income Property NOI[2]	$14,724	$17,172	$21,323	$27,500
Interest Income from Loan Investments[2]	2,691	2,588	2,053	
Cash Flows from Golf Operations[3]	(721)	(773)	(864)	
Other Cash Flows[4]	897	2,251	873	
Recurring Cash Inflows	**$17,591**	**$21,238**	**$23,385**	
General & Administrative Expense[5]	($6,476)	($5,868)	($7,257)	
Costs due to Shareholder Activist (Wintergreen Advisers)[6]	(91)	(1,251)	(1,558)	
Interest Paid	(4,705)	(6,779)	(7,060)	
Income Taxes (Paid)/Refunded	(1,026)	(377)	624	
Dividends Paid[G]	(464)	(682)	(997)	
Cash Outflows	**($12,762)**	**($14,957)**	**($16,248)**	
Operating Cash Flows	**$4,829**	**$6,281**	**$7,137**	**≈$11,000+**

ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS

1) Excludes capital expenditures
2) Segment revenue excluding non-cash items (e.g. straight-line rent, intangible amortization/accretion) less the applicable direct costs of revenue
3) Excludes non-cash straight-line rent in 2015 and 2016 for lease with City of Daytona Beach which CTO bought out in January 2017
4) Includes oil lease payments & royalties, impact and mitigation credit sales, and cash flow from agriculture operations, less applicable property taxes
5) Excludes non-cash stock compensation and Costs Related to Shareholder Activist
6) Wintergreen costs include investigations of allegations by Wintergreen, all found to be baseless/meritless, pursuit of strategic alternatives process in 2016, and costs of proxy contests pursued by Wintergreen

Significant Free Cash Flow Growth

CONSOLIDATED TOMOKA 6

CTO SNAPSHOT

As of June 1, 2018 (unless otherwise noted)

Components of CTO's Value

Income
61%

36 Properties
≈2.1 million Sq. Ft.
Retail and Office
NOI ≈$27.5 million [C]



% of Total Value of Asset Components (1)

Other
4%

Subsurface Interests
≈460,000 Acres

2 Loans
Avg. Yield 9.7%
$11.9mm Principal
Max Maturity - 2018

LPGA International
Golf Club

Land
34%

≈8,100 Total Acres
≈6,776 Acres (84%)[A][1]
Under Contract
for
≈$186.1 million[A][1]
Avg. Price of ≈ $27k/acre

(1) Percentages based on values derived on NAV worksheet on Slide #8

A Lot More Income than Land

CONSOLIDATED TOMOKA
7

NAV WORKSHEET (A)(F)(I)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre (A)		Value Range	
Income Properties @ 6.5% Cap Rate (F)	Cap Rate on NOI (1)(5)						$ 411,800,000
The Grove at Winter Park	Book Value (3)						$ 12,000,000
Land Pipeline	Pipeline Amount (2)(A)	6,776	84%				$ 186,110,000
Commercial Loans	Book Value (3)						$ 11,960,000
Subsurface Interests	Estimated Value (A)						$ 15,000,000
Golf Asset + Mitigation & Impact Fee Credits	Book Value (3)						$ 5,770,000
Cash + 1031 Restricted Cash	Book Value (3)						$ 3,900,000
Total Value of Assets included in NAV							**$ 646,540,000**
Less: Debt and Other Liabilities							
Debt	Face Value (3)(E)						$ (203,100,000)
Other Liabilities **(Excluding Def. Tax Liability)** (4)	Book Value						$ (14,300,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 429,140,000**	**$ 429,140,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
E. of Williamson btwn LPGA & Strickland	Estimated Value	187		$ 50,000	$ 70,000	$ 9,400,000	$ 13,100,000
Across from Florida Hospital	Estimated Value	30		$ 200,000	$ 250,000	$ 6,000,000	$ 7,500,000
Williamson Crossing	Estimated Value	23		$ 200,000	$ 210,000	$ 4,600,000	$ 4,800,000
SW Corner - Clyde Morris & LPGA Blvd.	Estimated Value	13		$ 175,000	$ 250,000	$ 2,300,000	$ 3,300,000
Hand Avenue - East of Williamson	Estimated Value	13		$ 145,000	$ 215,000	$ 1,900,000	$ 2,800,000
Clyde Morris & Rifle Range Road	Estimated Value	58		$ 40,000	$ 60,000	$ 2,300,000	$ 3,500,000
State Road 92 near I-4	Estimated Value	164		$ 10,000	$ 20,000	$ 1,600,000	$ 3,300,000
Range of Value Estimates - Notable Available Land Parcels		488	6%			**$ 28,100,000**	**$ 38,300,000**
Subtotal of NAV Components						**$ 457,240,000**	**$ 467,440,000**
Other Land Holdings		836	10%	$ 7,500	$ 25,000	$ 6,300,000	$ 20,900,000
Total Land Holdings		8,100					
Net Value of NAV Components						**$ 463,540,000**	**$ 488,340,000**
Current Equity Market Cap @ June 1, 2018							**$ 338,220,168**

(1) Cap Rate on NOI (C)
(2) Contract amounts As of June 1, 2018
(3) As of March 31, 2018
(4) Excludes intangible lease liabilities
(5) Excludes NOI for Grove at Winter Park

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA 8

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales for 2011 – Q1 2018(2) & Pipeline(A) as of 6/1/18 9 (1) 2011 – YTD 2018 Total Sales  $109.7mm Acres Sold  2,685 (2) Total Pipeline(A) : ≈6,776 Acres Proceeds ≈$186.1mm (1) (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, and $1.5mm for 2015, 2016 and 2017, respectively (2) Does not include sale of subsurface interests for $2.1mm ACRES 0 16.6 11.7 99.6 114.0 707.6 1,700.9 34.9 $13,948 $70,500 $84,448 $0 $618 $2,990 $8,807 $23,946 $13,902 $47,011 $79,000 $36,600 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

CONSOLIDATED TOMOKA ECONOMIC IMPACT OF CTO’S LAND SALES Development = Favorable Impact on Value of Remaining Land 10 Impact of Development on Land CTO Sold (Since 2011) >$1.5 Billion in total capital investment (actual-to-date & projected)(1) >3,500 added jobs (would reduce unemployment in Volusia County by 200bps(2)) Potential for more than 7,500 single family homes – 15,000 added residents to Daytona National Brands – Destination Projects – New Brands for Daytona – Helping Keep Public Companies in Daytona (1) Source: Publicly available reports from noted companies. (2) Source: Bureau of Labor Statistics as of February 2018

PIPELINE OF POTENTAL LAND SALES[A]

As of June 1, 2018

16 DIFFERENT BUYERS

84% of Remaining Land

Contract/Parcel		Acres	Contract Amount (rounded)	Price per Acre (rounded)	Timing
O'Connor	1	850	$34.0mm	$40,000	'19 - '20
O'Connor [1]	2	123	$29.3mm	$238,000	'19
Minto (AR)	3	1,614	$26.5mm	$16,000	Q4 '18
ICI Homes (SF)	4	1,016	$21.0mm	$21,000	'19
Residential (MF)	5	80	$16.0mm	$200,000	'19
Mitigation Bank [2]	6	2,492	$15.3mm	$6,000	Q2 '18
North Amer. Dev Grp [3]	7	35	$14.4mm	$409,000	Q4 '18
Residential (MF) [4]	8	45	$5.2mm	$116,000	Q3 '18 & '20
VanTrust	9	71	$5.0mm	$70,000	'19
Residential (MF)	10	20	$4.2mm	$213,000	Q4 '18 – '19
Residential (SF) [5]	11	200	$3.3mm	$17,000	Q4 '18 & '20
Commercial/Retail	12	9	$3.3mm	$367,000	Q4 '18
VanTrust	13	26	$3.2mm	$124,000	Q4 '18 – '19
Auto Dealership	14	13	$2.0mm	$154,000	Q4 '18
ICI (SF) – Option Parcel	15	146	$1.4mm	$10,000	Q4 '18
Commercial/Retail	16	8	$0.8mm	$98,000	Q4 '18
Commercial/Retail	17	6	$0.6mm	$104,000	Q4 '18
Residential	18	19	$0.3mm	$15,000	Q4 '18
Residential	19	4	$0.3mm	$81,000	'19
Totals/Average		**≈6,776**	**≈$186.1mm**	**≈$27,000**	

Note: For footnotes #1 through #5 see slide 53

Total Acreage West of I-95 ≈ 7,000 Acres

Total Acreage East of I- 95 ≈ 1,100 Acres



BEACH
18
4
3
8
5
2
12
10
19
9
DAYTONA BEACH
7
17
6
13
16
14
TIGER BAY STATE FOREST
15
11
1
40
95
92
4

SF –Single Family; AR –Age Restricted, MF – Multi-Family

Substantial Pipeline for Continued Growth to Income

CONSOLIDATED TOMOKA 11

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 850 Sales Price $34mm Price Per Acre $40,000 Expected Closing ’19 – ‘20 Industrial Park 12

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 123 Sales Price $29.3mm Price Per Acre $238,000 Expected Closing ‘19 Commercial/Retail 13

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 80 Sales Price $16.0mm Price Per Acre $200,000 Expected Closing ‘19 Residential (Multi-Family) 14

LAND UNDER CONTRACT(A) CONSOLIDATED TOMOKA Total Acres (Remaining Under Contract) 35 Sales Price $14.4mm Price Per Acre $409,000 Expected Closing Q4 ‘18 Tomoka Town Center Big Box Retail Power Center 15 www.nadg.com/property/Tomoka-town-center

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 45 Sales Price (26 acres - $3.2mm; 19 acres - $2.0mm) $5.2mm Price Per Acre $116,000 Expected Closing 26 Acres Q3 ’18 19 Acres ’20 Multi-Family 16 26 acres

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 71 Sales Price $5.0mm Price Per Acre $70,000 Expected Closing ‘19 Distribution/Warehouse 400,000 SF Distribution Center 17

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 9 Sales Price $3.3mm Price Per Acre $367,000 Expected Closing Q4 ‘18 Commercial/Retail 18

ABSORPTION OF LAND WEST OF I-95(A) Largest Area of Land Holdings Parcel Use Acres $ Amount Amount per Acre Est. Timing 1 ICI 1,016 $21.0mm $21k ’19 2 Minto 1,614 $26.5mm $16k Q4 ’18 3 Mitigation Bank (1) 2,492 $15.3mm $6k Q2 ’18 4 ICI 146 $1.4mm $10k Q4 ’18 5 Residential 200 $3.3mm $17k Q4 ’18 & ‘20 CONSOLIDATED TOMOKA 1 2 3 4 5 (1) The amount for the Mitigation Bank transaction represents the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. Near Term Absorption of Largest Tracts of Land 19 Mitigation Bank All 5 parcels under contract (1)

MITIGATION BANK TRANSACTION(A) Opportunity: Convert approx. 2,500 acres into wetland mitigation bank in Tiger Bay Basin serving eastern Volusia & southern Flagler Counties. Acres: 2,492 Potential JV Closing: Q2 2018 Est. Initial Credit Sales (1) : Q3 2018 Status: Interest purchase agreement executed for the sale of an approximately 70% interest in a to-be-formed mitigation bank joint venture for $15.3 million Potential for CTO to have obligation to buy mitigation credits from the mitigation bank CONSOLIDATED TOMOKA (1) Subject to federal and state permitting and amount of credits produced by the mitigation bank Mitigation Bank Joint Venture 20 Mitigation Bank

CONSOLIDATED TOMOKA AVAILABLE LAND PARCEL (A) Development Opportunity at Williamson Crossing 21 Total Acres 23 Value Range per Acre(A) $200k - $210k Value Range $(A) $4.6mm - $4.8mm Conceptual Site Plan

DEVELOPMENT ACTIVITY ON LAND SOLD BY CTO CONSOLIDATED TOMOKA Intersection of Economic Development Intersection of I-95 and LPGA Boulevard 22 3,400 Homes 1,200 Homes Completed – In Operation Under Construction Construction set for Summer 2018

INCOME PROPERTY INVESTMENTS (1) Converting into Income ($000’s) Annual Acquisitions for 2011 – 2017, YTD 2018 and 2018 Guidance (H) Diversified Markets Higher Quality Properties Remaining acquisitions at the mid-point of 2018 guidance range (H) Net of master tenant purchase contribution of $1.5 million 23 2011 – YTD 2018 Total Acquisitions  $386.7mm (1) As of June 1, 2018 YTD 2018 + Guidance (H) (2) $26,500 $73,500 $100,000 $0 $25,717 $39,272 $42,166 $81,734 $91,475 $79,800 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2011 2012 2013 2014 2015 2016 2017 2018

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Tripled NOI – Upgraded & Diversified the Portfolio 24 Portfolio Transformation Total Square Feet 589,000 Total NOI (annualized) $9.1mm Properties 29 Properties vacant/subleased 6 2011(1) 2018(2) Total Square Feet 2,092,968 Total NOI(C) (annualized) $27.5mm Properties 36 Properties vacant/subleased 0 (% = as a % of Total NOI) As of August 11, 2011 As of June 1, 2018 Florida 61% Georgia 21% North Carolina 18% Florida 31% North Carolina 16% Oregon 12% Texas 11% California 10% Georgia 5% 7 Other States 15%

PORTFOLIO HIGHLIGHTS As of June 1, 2018 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 25 Portfolio Mix Annual NOI (C) ≈$27.5mm Wgtd. Avg. Lease Term 8.0 yrs. 13 States Square Feet ≈2.1mm High Quality & Diversified Portfolio 43% 57% Office Retail 70% 30% Single-Tenant Multi-Tenant

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA As of June 1, 2018 Total Properties Annualized NOI (1) (C) Total Square Feet (2) Weighted Average Lease Term Investment Grade Tenants Different Industries in Tenant Mix States Single Tenants >10% of NOI (C) 36 $27.5 ≈2.1 7.9 43% 16 13 1 Stronger Markets Stronger Credits (1) $ in millions (2) Square feet in millions 26 Raleigh 12.5% Portland 11.6% Orlando 9.6% Santa Clara 8.7% Jacksonville 7.1% Sarasota 5.7% Atlanta 4.6% Aspen 4.4% Daytona Beach 4.3% Tampa 4.0% Phoenix 3.6% Fort Worth 3.4% Houston 3.4% Charlotte 3.4% Dallas 3.0% Reno 2.4% Other 8.3%

SELF-DEVELOPED SINGLE-TENANT NET LEASE CONSOLIDATED TOMOKA Entitled for >1 million sq. ft. vertical development 6.04 acres Daytona Beach The Beach Parcel 2 Single-Tenant Net Lease Properties (restaurants) Total Square Feet: 12,044 Total Investment at Completion: $18.5 million (1) Est. investment yield (for 2 restaurants properties): 7% - 11% unlevered (J) Opened January 2018 Creating Organic Income Growth Benefiting our Land Rent Commenced: Q1 2018 27 Experienced Strong Opening Results Net of tenant development contribution of $1.9 million

SINGLE-TENANT RETAIL INVESTMENT CONSOLIDATED TOMOKA $26.5 Million (1) 20-Year Master Lease 19,596 Square Feet Increasing Yield Opportunity under Master Lease Structure 28 Net of master tenant contribution of $1.5 million of Purchase Price New Modern Construction – Master leased to prominent real estate/energy family office Acquired February 2018 Hyman Ave & Hunter St. Aspen, Colorado

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Gain $3.7 million Daytona Beach, Florida Sq. Feet: 68,092 Sales Price/Sq. Ft.: $168 Harvesting Value Redeploying Capital 29 Redeployed into single-tenant office in target market with A+ credit tenant Portland (Metro), Oregon CAP RATE: 7.95% Monetized multi-tenant office in Daytona Purchase Price: $39.8 million Sq. Feet: 211,863 Purchase Price/Sq. Ft.: $188 CAP RATE: 7.40% Acquired October 2017 Sold March 2018

Income Properties in Top 25 Markets Investment – Indicates ranking of acquisition capital into respective market Development – Indicates ranking of development capital into respective market Source: ‘2018 Emerging Trends in Real Estate’ publication by Urban Land Institute and PWC TARGET MARKET MAP Seattle Portland San Francisco Silicon Valley Los Angeles San Diego Phoenix Reno Salt Lake City Denver Dallas Austin Houston Nashville Atlanta NOI (C) from Properties in Top 25 Markets CONSOLIDATED TOMOKA Market Focus Targeting Long-Term Real Estate 25 73% 30 Rank CTO MSA Investment Development 1 Seattle, WA 2nd 1st 2 Austin, TX 3rd 2nd 3 Salt Lake City, UT 1st 10th 4 Raleigh/Durham, NC 4th 4th 5 Dallas/Ft. Worth, TX 6th 5th 6 Fort Lauderdale, FL 16th 3rd 7 Los Angeles, CA 8th 8th 8 San Jose, CA 11th 9th 9 Nashville, TN 5th 13th 10 Boston, MA 9th 14th 11 Miami, FL 18th 6th 12 Charlotte, NC 12th 16th 13 Portland, OR 7th 20th 14 Charleston, SC 17th 12th 15 Wash. DC/NO.VA 10th 21st 16 Orlando, FL 21st 11th 17 Atlanta, GA 15th 15th 18 San Antonio, TX 13th 18th 19 Tampa/St. Pete, FL 27th 7th 20 Oakland/E. Bay, CA 20th 19th 21 Orange County, CA 23rd 17th 22 Greenville, SC 19th 24th 23 Denver, CO 29th 22nd 24 Cincinnati, OH 25th 25th 25 Minneapolis/St. Paul, MN 14th 39th

ACQUISITION METHODOLOGY CONSOLIDATED TOMOKA Real Estate Attributes Demo – graphics Land Value Market Comps Alternative Use Parking Access Visibility Traffic Counts Location Property Level Sales Credit- Worthiness Tenant Attributes Store Comparisons Rent Coverage Tenant’s Market Presence Rent Relative To Market Space vs Tenant Standards Corporate Considerations Cap Ex Requirements Strategic Fit Consistency w/Market Focus Align w/1031 Execution Property Management Need Return Expectations Market Conditions Tenant Industry Local & National Economy Job & Population Growth Cap Rate Trends Legislative Risks Overall Capital Markets Disciplined Approach Focused on Fundamentals 31 INVESTMENT TARGET

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Better Real Estate Better Credit BB- 5.1% B- 4.1% B+ 3.8% B+ 3.4% NR 4.2% BBB 6.5% BBB 5.1% BBB 3.9% B+ 4.0% BB+ 3.6% BBB 3.3% BB+ 3.2% BBB 3.0% BBB 2.7% B- 6.5% 7.9 9.6 10.5 11.4 9.5 14.0 37.5% (2) 30.4% (4) 25.6% (4) 27.7% (4) 42.8% (4) 34.6% (4) 57%/43% 80%/5%/15% 100%/0%/0% 100%/0%/0% 64%/20%/16% 87%/0%/13% Stock Price vs NAV(4)(5) Discount -33.4% Premium 9.0% Premium 10.0% Discount -1.0% Discount -20.0% Premium 9.0% (2) Avg. Lease Term Leverage Level Retail/Office/Other 32 CTO income property info as of June 1, 2018, leverage as of March 31, 2018 S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of June 1, 2018, and % of Base Rent (for Agree, VEREIT, NNN, Realty Income), Rent + Interest for Store as of Dec 31, 2017 Source for Peers: Janney Montgomery Scott LLC as of May 24, 2018 Source for CTO NAV: B Riley FBR as of April 19, 2018 report = $90.80/share and using CTO stock price as of June 1, 2018 B+ 2.6% NR 2.3% NR 2.1% NR 1.9% NR 3.4% BBB 7.7% AA 3.5% B+ 3.5% A- 3.5% BBB+ 3.1% A 21.7% BB+ 5.8% A+ 4.4% A- 3.4% NR 4.4% AG Hill Partners LLC (3)

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 33 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Median Household Income(1)(3) 3-Mile Avg. Household Income(1)(3) CTO info as of April 2018 Peer cap rates per Janney Montgomery Scott LLC as of May 24, 2018 Peer Demographic Info: B. Riley FBR as of Feb 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) 93,960 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 6.2% 5.7% 5.5% 7.8% 6.6% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $72,828 $59,391 $58,218 $55,055 $55,201 $55,389 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER STOR $91,665 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

EFFICIENT OVERHEAD CONSOLIDATED TOMOKA Efficient Despite Costs Caused by Actions of Largest Shareholder 34 (% of Total Revenues as of December 31, 2017) (1) (2) (1) (1) (3) (1) Weighted average of 12.43% 2018 peer group Adjusted for ≈ $1.6 million in legal, accounting, and other expenses associated with Wintergreen activities in 2017 Land companies in CTO peer group: JOE, TRC and HOFD FY 2017 G&A Expense vs. Our Peers Excludes Costs due to Shareholder Activist – Wintergreen Advisers 11.22% 9.51% 12.50% 21.60% 16.11% 12.09% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% CTO (Reported) CTO (Adj. Basis) 2018 Peer Group Avg. Land Co. Avg. Peer Grp <$750mm TEV Peer Grp >$750mm TEV

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA 64% of Debt at Fixed rate ≈73% Unsecured Weighted Average Rate ≈4.00% Average Duration 4.8 years As of March 31, 2018 (unless otherwise noted) Debt Schedule ($ in millions) Liquidity Position ($ in 000’s) (1) Total Commitment of Credit Facility = $150 million as of June 1, 2018 Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-200 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $76.9 $73.1 3.61% 3.4 Convertible Notes (2) $75.0 4.50% 2.0 CMBS Loan (4) $30.0 4.33% 16.6 Mortgage Loan (5) $25.0 3.17% 3.1 Totals/Average $76.9 $203.1 3.99% 4.8 Liquidity & Flexibility Attractive Rates Largely Unsecured 35 (1) $(5,000) $5,000 $15,000 $25,000 $35,000 $45,000 $55,000 $65,000 $75,000 $85,000 $3,725 $180 $76,900 Available Credit Capacity 1031 Restricted Cash Unrestricted Cash

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2012 Through 6/1/18 Disciplined Approach to Returning Capital 36 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Average Price/Share $50.39 Annualized Dividend per Share Consistent Approach – Accretive to NAV Increasing Dividend – Now Paid Quarterly Share Buybacks(B)(D) Dividends(G) % of CTO Shares outstanding 0.25% 0.0% 0.44% 2.03% 2.61% 2.40% Cumulative % increase in Dividend 50% 75% 100% 200% 350% 500% $5.4 Million Remaining in 2017 Program Aggregate Shares 446,655 $0.5 $0.5 $1.4 $7.9 $15.3 $22.5 $22.5 0 80,000 160,000 240,000 320,000 400,000 480,000 $- $5.0 $10.0 $15.0 $20.0 $25.0 2012 2013 2014 2015 2016 2017 YTD 2018 $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.24 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 2012 2013 2014 2015 2016 2017 FY 2018

Q1 ‘18 ACTUALS vs FY ‘18 GUIDANCE CONSOLIDATED TOMOKA Strong Start Recycling Capital 37 2018 Guidance YTD 2018 Actuals Earnings Per Share (Basic) (1) (2) $7.25 - $8.25 $1.97 Acquisition of Income-Producing Assets $80mm - $120mm $26.5mm Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% 4.50% Disposition of Income Properties $6mm - $18 mm $11.4mm Target Disposition Yield 7.50% - 8.50% 7.40%(3) Land Transactions (Sales Value) $55mm - $75mm $13.9mm Leverage Target (as % of Total Enterprise Value) < 40% of TEV 37.8% Heavily dependent upon closing of land transactions – particularly Minto and Mitigation Bank Excludes earnings impact of income property dispositions which, at above the mid-point of our guidance for dispositions could exceed $0.50 per share, net of tax Disposition yield based on 2018 pro forma

CONSOLIDATED TOMOKA 38 APPENDIX

APPENDIX As of June 1, 2018

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI
Wells Fargo	A+	Portland, OR	Office	211,863	7.6	11.6%
Wells Fargo	A+	Raleigh, NC	Office	450,393	6.3	10.1%
Hilton Grand Vacations (1)	BB+	Orlando, FL	Office	133,914	8.5	5.8%
AG Hill	N/A	Aspen, CO	Retail	19,596	19.7	4.4%
Lowe's	A-	Katy, TX	Retail	131,644	8.7	3.4%
LA Fitness	B+	Brandon, FL	Retail	45,000	13.9	3.1%
Harris Teeter	BBB	Charlotte, NC	Retail	45,089	9.9	2.6%
CVS	BBB+	Dallas, TX	Retail	10,340	23.7	2.5%
Reno Riverside	BB	Reno, NV	Retail	52,474	1.5	2.4%
Container Store	NR	Phoenix, AZ	Retail	23,329	11.8	2.3%
At Home	B	Raleigh, NC	Retail	116,334	11.3	2.3%
Rite Aid	B	Renton, WA	Retail	16,280	8.1	2.0%
Landshark Bar & Grill	NR	Daytona Beach, FL	Retail	6,264	15.0	1.9%
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	5.7	1.7%
Jo-Ann Fabric	B	Saugus, MA	Retail	22,500	10.7	1.6%
Best Buy	BBB-	McDonough, GA	Retail	30,038	2.7	1.6%
Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	0.7	1.1%
Big Lots	BBB	Glendale, AZ	Retail	34,512	4.7	1.3%
Walgreens	BBB	Alpharetta, GA	Retail	15,120	7.4	1.3%
Cocina214	NR	Daytona Beach, FL	Retail	5,780	15.0	1.3%
Big Lots	BBB	Germantown, MD	Retail	25,589	5.7	1.3%
Walgreens	BBB	Clermont, FL	Retail	13,650	10.8	1.2%
Bank of America	A+	Monterey, CA	Retail	32,692	2.5	1.1%
Staples	B-	Sarasota, FL	Retail	18,120	3.7	1.3%
Outback	BB	Charlottesville, VA	Retail	7,216	13.3	1.0%
Outback	BB	Charlotte, NC	Retail	6,297	13.3	0.7%
Outback	BB	Austin, TX	Retail	6,176	13.3	0.7%
Carrabas	BB	Austin, TX	Retail	6,528	13.3	0.6%
Total Single Tenant				**1,561,053**	**9.5**	**72.4%**

(1) Two properties

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 39

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 40 (C) As of June 1, 2018 Tenant/Building Class Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 3.8 8.7% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 3.5 7.1% Whole Foods Centre A+ Sarasota, FL Retail 59,341 5.2 4.4% Westcliff Shopping Center B Ft. Worth, TX Retail 136,185 4.0 3.4% Fuzzy's/World of Beer NR Brandon, FL Office 6,715 6.4 0.8% 7-11/Dallas Pharmacy AA- Dallas, TX Retail 4,685 6.3 0.5% The Grove B Winter Park, FL Retail 112,292 N/A 2.6% Total - Multi-Tenant 531,915 3.7 27.6%

CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Raleigh, NC SQ. FEET: 450,393 TENANT: Wells Fargo CREDIT: A+ REMAINING TERM: 6.3 % of CTO NOI: 10.1% PURCHASE PRICE: $42.3 million PRICE/Sq. Ft. : $98 CAP RATE: 6.53% LOCATION: Hillsboro, OR SQ. FEET: 211,863 TENANT: Wells Fargo CREDIT: A+ REMAINING TERM: 7.6 % of CTO NOI: 11.6% PURCHASE PRICE: $39.8 million PRICE/Sq. Ft. : $188 CAP RATE: 7.95% Diversity & Balance Credit & Value LOCATION: Santa Clara, CA SQ. FEET: 75,841 TENANT: Adesto,  Centrify CREDIT: NR REMAINING TERM (1) : 3.8 % of CTO NOI: 8.7% PURCHASE PRICE: $30.0 million PRICE/Sq. Ft. : $396 CAP RATE: 7.93% Single-Tenant Office Single-Tenant Office Multi-Tenant Office (Portland) Acquired in Q4 2017 (1) Weighted average lease term 41 Date Acquired: October 2017 As of June 1, 2018 Date Acquired: Oct 2017 Date Acquired: October 2016 Date Acquired: November 2015

Date Acquired: July 2015 Date Acquired: January 2013 CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Jacksonville, FL SQ. FEET: 136,856 TENANT: Multiple CREDIT: NR REMAINING TERM (1): 3.5 % of CTO NOI: 7.1% PURCHASE PRICE: $25.1 million PRICE/Sq. Ft. : $183 CAP RATE: 7.76% Diversity & Balance Credit & Value Multi-Tenant Office Single-Tenant Office LOCATION: Orlando, FL SQ. FEET: 133,914 TENANT: Hilton Gr. Vacations CREDIT: BB+ REMAINING TERM: 8.5 % of CTO NOI: 5.8% PURCHASE PRICE: $14.6 million PRICE/Sq. Ft. : $109 CAP RATE: 10.76% (1) Weighted Average lease term 42 As of June 1, 2018 Single-Tenant Retail LOCATION: Aspen, CO SQ. FEET: 19,596 TENANT: A.G. Hill CREDIT: NR REMAINING TERM: 19.7 % of CTO NOI: 4.4% PURCHASE PRICE: $28.0 million PRICE/Sq. Ft. : $1,429 CAP RATE: 4.50% Date Acquired: February 2018 Acquired in Q1 2018

CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Fort Worth, TX SQ. FEET: 136,185 TENANT: Albertsons & others CREDIT: B REMAINING TERM (1) : 4.0 % of CTO NOI: 3.4% PURCHASE PRICE: $15.3 million PRICE/Sq. Ft. : $112 CAP RATE: 6.02% Diversity & Balance Credit & Value Multi-Tenant Retail Single-Tenant Retail LOCATION: Katy, TX SQ. FEET: 131,644 TENANT: Lowe’s CREDIT: A- REMAINING TERM: 8.7 % of CTO NOI: 3.4% PURCHASE PRICE: $14.7 million PRICE/Sq. Ft. : $112 CAP RATE: 6.24% (1) Weighted Average lease term As of June 1, 2018 43 Date Acquired: April 2014 Date Acquired: March 2017 LOCATION: Sarasota, FL SQ. FEET: 59,341 TENANT: Whole Foods + CREDIT: A+ REMAINING TERM (1) : 5.2 % of CTO NOI: 4.4% PURCHASE PRICE: $19.1 million PRICE/Sq. Ft. : $322 CAP RATE: 6.30% Multi-Tenant Retail Date Acquired: October 2014 (Houston)

APPENDIX CONSOLIDATED TOMOKA The Map 44

APPENDIX CONSOLIDATED TOMOKA ≈100 Homebuyers Moved In by Q2 2018 Active Adult Community – 1st Phase: 3,400 homes Development in Progress on Land Sold by CTO 45 1st Inventory Release ≈ 350 Homes Homes Sold Since November 2017 ≈ 300 Homes

APPENDIX CONSOLIDATED TOMOKA Homes Deliveries Starting in 2018 Single-Family Residential Community – ≈1,200 homes Development in Progress on Land Sold by CTO 46

APPENDIX CONSOLIDATED TOMOKA Tomoka Town Center – Stores Opening Fall 2018 ≈400,000 Square Foot Retail Power Center Development in Progress on Land Sold by CTO 47

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 48 Projected development costs: $39 million Tomoka Pointe Opening expected: Q2 2019

APPENDIX CONSOLIDATED TOMOKA >1 Million Square Feet – Distribution, Outlet Retail, Office Completed Development on Land Sold by CTO 49 >100,000 Sq. Feet >600,000 Sq. Feet >400,000 Sq. Feet >67,000 Sq. Feet

APPENDIX CONSOLIDATED TOMOKA Top Institutional Shareholders ≈62% of Outstanding Shares 50 Wintergreen Advisers LLC (1) BlackRock Fund Advisors 27.8% 5.52% Dimensional Fund Advisors LP 4.18% The Vanguard Group, Inc. 3.38% Fidelity Management & Research Co. 3.21% Carlson Capital LP 2.91% Fenimore Asset Management, Inc. 2.11% Intrepid Capital Management, Inc. 1.42% SSgA Funds Management, Inc. 1.38% Northern Trust Investments, Inc. 1.23% Wells Fargo Clearing Services LLC 1.10% Boston Partners Global Investors 0.95% Sorin Capital Management LLC 0.78% Elkhorn Partners LP 0.77% As of June 1, 2018 As of March 31, 2018 shares of CTO owned by Wintergreen Fund Inc. (MTU: WGRNX) ≈25% of the Fund’s total AUM Russell Investment Management LLC 0.75%

APPENDIX

Joined the Board



JOHN P. ALBRIGHT

- President & Chief Executive Officer, Consolidated-Tomoka Land Co.

2012



LAURA M. FRANKLIN (CHAIRMAN)

- Former (Retired) Executive Vice President, Accounting and Administration, Corporate Secretary, Washington REIT

2016



CHRISTOPHER W. HAGA

- Partner and Head of Strategic Investments, Carlson Capital, L.P.

2017



WILLIAM L. OLIVARI

- Certified Public Accountant, Founder and Former Partner, Olivari & Associates PA

2008



HOWARD C. SERKIN (VICE CHAIRMAN)

- Chairman, Heritage Capital, Inc.

2011



THOMAS P. WARLOW, III

- Chairman, Georgetown Enterprises, Inc.
- President & Chairman, The Martin Andersen-Gracia Foundation, Inc.

2010



CASEY R. WOLD

- Founder, Managing Partner & Chief Executive Officer, Vanderbilt Office Properties

2017

Board of Directors

CONSOLIDATED TOMOKA
51

APPENDIX

Started with CTO



JOHN P. ALBRIGHT — **President & Chief Executive Officer**

- Archon Capital, a Goldman Sachs Company
- Morgan Stanley
- Crescent Real Estate Equities

2011



MARK E. PATTEN — **Senior Vice President & Chief Financial Officer**

- Simply Self Storage
- CNL Hotels & Resorts
- Vistana Inc.
- KPMG

2012



DANIEL E. SMITH — **Senior Vice President, General Counsel & Corporate Secretary**

- Goldman Sachs Realty Management
- Crescent Real Estate Equities
- Hughes & Luce LLP (now part of K&L Gates)

2014



STEVEN R. GREATHOUSE — **Senior Vice President - Investments**

- N3 Real Estate
- Morgan Stanley
- Crescent Real Estate Equities

2012



E. SCOTT BULLOCK — **Vice President of Real Estate**

- International Speedway Corporation
- Crescent Resources (Duke Energy)
- Pritzker Realty Group
- Disney Development Company (Walt Disney Co.)

2015



TERESA THORNTON-HILL — **Vice President & Corporate Counsel**

- ICI Homes
- Cobb Cole
- Rogers Towers, P.A.

2005



LISA M. VORAKOUN — **Vice President and Controller**

- City of DeLand, Florida
- James Moore & Co.

2013

Executive Management Team

CONSOLIDATED TOMOKA

52

END NOTES CONSOLIDATED TOMOKA 53 End Notes references utilized in this presentation Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. Pipeline refers to estimated proceeds from land under contract, however, there can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of June 1, 2018 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ended December 31, 2018; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of March 31, 2018. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. There can be no assurances regarding the amount of our total investment or the timing of such investment. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the investments. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow Footnotes for Slide #11 Land sales transaction that requires the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or the incurrence of costs to acquire the credits potentially equaling 5%-10% of the contract amount noted. The amount for the Mitigation Bank transaction represents the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. Includes, pursuant to the contract, reimbursement of infrastructure costs incurred by CTO plus interest through March 31, 2018. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract of 26 acres for approximately $3.2 million The acres and amount include the buyer’s option to acquire 71 acres for approximately $574,000, in addition to the base contract of 129 acres for approximately $2.75 million

Hyman Ave. & Hunter St. Aspen, Colorado CVS Dallas, Texas The Beach Restaurants Daytona Beach, Florida INVESTOR PRESENTATION Whole Foods Market Sarasota, Florida Lowe’s Katy, Texas NYSE American: CTO 3600 Peterson Santa Clara, CA Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Consolidated-Tomoka Land Co. 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE American: CTO For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com.